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                  (THE HALLWOOD GROUP INCORPORATED LETTERHEAD)

                         THE HALLWOOD GROUP INCORPORATED



                                                                   EXHIBIT 99.1


FOR IMMEDIATE RELEASE

CONTACT:    MARY DOYLE
            VICE PRESIDENT
            INVESTOR RELATIONS
            (800)225-0135
            (214)528-5588

                     HALLWOOD GROUP REPORTS RESULTS FOR THE
             THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2003

DALLAS, TEXAS, NOVEMBER 13, 2003 -- The Hallwood Group Incorporated (AMEX-HWG) today reported results for the third quarter and nine months ended September 30, 2003.

For the quarter, the net income was $4.8 million, or $3.44 per share assuming dilution, compared to net income of $1.3 million, or $0.94 per share, in 2002. Income from continuing operations in 2003 was $4.8 million, or $3.44 per share, compared to $1.3 million, or $0.95 per share, in 2002, on revenue of $28.5 million and $21.1 million, respectively.

For the nine months, net income was $7.0 million, or $5.02 per share, compared to net income of $8.0 million, or $5.60 per share, in 2002. The 2002 nine month period included income from discontinued hotel operations of $3.7 million and income from a change in accounting principle of $568,000. Income from continuing operations in 2003 was $7.0 million, or $5.02 per share, compared to income of $3.8 million, or $2.61 per share, in 2002, on revenue of $81.7 million and $71.3 million, respectively.

FOLLOWING IS A COMPARISON OF RESULTS FOR THE BUSINESS SEGMENTS INCLUDED IN CONTINUING OPERATIONS:

REAL ESTATE. The real estate segment reported income of $776,000 on revenue of $1.3 million in the 2003 quarter, compared to income of $1.3 million on revenue of $1.9 million in 2002. For the nine months, the real estate segment lost $1.6 million on revenue of $3.3 million, compared to income of $3.8 million on revenue of $5.3 million in 2002. The 2003 nine month results were impacted by $3.6 million of litigation expense, resulting from a judgment rendered in the Gotham Partners, L.P. matter; and an equity loss of $232,000 from the Company's investment in Hallwood Realty Partners, L.P., compared to equity income of $1.3 million in the comparable 2002 period.


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TEXTILE PRODUCTS. The textile products segment reported income of $2.2 million on revenue of $26.2 million in the 2003 quarter, compared to income of $606,000 on revenue of $18.2 million in 2002. For the nine months, income was $4.8 million on revenue of $75.2 million, compared to income of $1.9 million on revenue of $62.7 million in 2002. The increase in 2003 revenue and income was the result of additional sales of specialty fabrics to U.S. military contractors and higher margins.

OTHER, consisting of interest and administrative expenses less amortization of deferred revenue and miscellaneous income, reported losses of $212,000 and $111,000 for the 2003 and 2002 quarters, respectively. For the nine months, the losses were $482,000 and $108,000, respectively.

INCOME TAXES - For the 2003 quarter, the income tax benefit from continuing operations was $2.1 million, which included a non-cash, deferred federal tax benefit of $2.4 million, a current federal tax charge of $20,000 and state tax expense of $300,000. The 2002 quarter income tax expense was $506,000, which included a non-cash deferred federal tax charge of $390,000, a current federal tax charge of $11,000 and state tax expense of $105,000.

For the 2003 nine months, the income tax benefit from continuing operations was $4.4 million, which included a deferred federal tax benefit of $5.1 million, a current federal tax charge of $74,000 and state tax expense of $699,000. For the 2002 nine months, the income tax expense from continuing operations was $1.9 million, which included a deferred federal tax charge of $1.5 million, current federal tax of $34,000 and state taxes of $350,000.

DISCONTINUED HOTEL OPERATIONS IN 2002:

For the 2002 quarter the loss was $15,000. For the 2002 nine months the discontinued hotel segment reported income of $3.7 million, principally related to gains from extinguishment of debt associated with the disposition of two hotels.

CUMULATIVE EFFECT OF CHANGE IN ACCOUNT PRINCIPLE:

The effect of adopting SFAS No. 142 on January 1, 2002 resulted in the recording of income from the cumulative effect of a change in accounting principal in the amount of $568,000, which represented the unamortized amount of negative goodwill associated with the Company's investment in Hallwood Realty Partners, L.P.



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THE FOLLOWING TABLE SETS FORTH SELECTED FINANCIAL INFORMATION FOR THE THREE AND
NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002.

                         THE HALLWOOD GROUP INCORPORATED

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                    SEPTEMBER 30,                   SEPTEMBER 30,
                                                           -----------------------------    ------------------------------
                                                               2003             2002            2003             2002
                                                           -------------   -------------    -------------    -------------
REVENUE ................................................   $      28,517   $      21,088    $      81,654    $      71,329

INCOME FROM CONTINUING OPERATIONS,
     BEFORE INCOME TAX .................................           2,766           1,804            2,652            5,616
INCOME TAX (EXPENSE) BENEFIT ...........................           2,054            (506)           4,352           (1,860)
                                                           -------------   -------------    -------------    -------------
INCOME FROM CONTINUING OPERATIONS ......................           4,820           1,298            7,004            3,756
INCOME (LOSS) FROM DISCONTINUED OPERATIONS,
     NET OF TAX ........................................            --               (15)            --              3,719
                                                           -------------   -------------    -------------    -------------
INCOME BEFORE CUMULATIVE EFFECT
     OF SFAS NO. 142 ADOPTION ..........................           4,820           1,283            7,004            7,475
INCOME FROM CUMULATIVE EFFECT OF
     SFAS NO. 142 ADOPTION .............................            --              --               --                568
                                                           -------------   -------------    -------------    -------------
NET INCOME .............................................           4,820           1,283            7,004            8,043
PREFERRED STOCK DIVIDEND ...............................            --              --                (50)             (50)
                                                           -------------   -------------    -------------    -------------
NET INCOME AVAILABLE TO COMMON
     STOCKHOLDERS ......................................   $       4,820   $       1,283    $       6,954    $       7,993
                                                           =============   =============    =============    =============

PER COMMON SHARE:
BASIC
INCOME FROM CONTINUING OPERATIONS ......................   $        3.60   $        0.95    $        5.13    $        2.72
INCOME FROM DISCONTINUED OPERATIONS ....................            --             (0.01)            --               2.73
INCOME FROM CUMULATIVE EFFECT
     OF SFAS NO. 142 ADOPTION ..........................            --              --               --               0.42
                                                           -------------   -------------    -------------    -------------
NET INCOME .............................................   $        3.60   $        0.94    $        5.13    $        5.87
                                                           =============   =============    =============    =============

WEIGHTED AVERAGE SHARES OUTSTANDING ....................           1,340           1,361            1,354            1,361

ASSUMING DILUTION:
INCOME FROM CONTINUING OPERATIONS ......................   $        3.44   $        0.95    $        5.02    $        2.61
INCOME FROM DISCONTINUED OPERATIONS ....................            --             (0.01)            --               2.59
INCOME FROM CUMULATIVE EFFECT
     OF SFAS NO. 142 ADOPTION ..........................            --              --               --               0.40
                                                           -------------   -------------    -------------    -------------
NET INCOME .............................................   $        3.44   $        0.94    $        5.02    $        5.60
                                                           =============   =============    =============    =============

WEIGHTED AVERAGE SHARES OUTSTANDING ....................           1,401           1,361            1,386            1,433


CERTAIN STATEMENTS IN THIS PRESS RELEASE MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WHICH ARE SUBJECT TO KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES INCLUDING, AMONG OTHER THINGS, CERTAIN ECONOMIC CONDITIONS, COMPETITION, DEVELOPMENT FACTORS AND OPERATING COSTS THAT MAY CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM RESULTS IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DESCRIBED IN GREATER DETAIL IN THE COMPANY'S PERIODIC FILINGS WITH THE SEC.




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